Exhibit 99.1

Abbott Laboratories and Subsidiaries

Reconciliation of Non-GAAP Financial Information to

Abbott’s 2012 Historical Information Adjusted for Discontinued Operations

Year Ended December 31, 2012

(dollars in millions, except per share data - unaudited)

					Adjusted for
					Discontinued
			Historical		Operations
		AbbVie	Adjusted for	Specified	and Excluding
	Historical	Separation	Discontinued	Items	Specified
	(Note 1)	(Note 2)	Operations	(Note 3)	Items
Net Sales	$39,874	(18,380)	$21,494	—	$21,494
Cost of products sold, excluding amortization expense	13,701	(3,884)	9,817	(237)	9,580
Amortization of intangible assets	1,419	(624)	795	(795)	—
Research & development	4,322	(2,778)	1,544	(85)	1,459
Acquired in-process and collaborations research and development	288	(288)	—	—	—
Selling, general and administrative	12,059	(4,615)	7,444	(715)	6,729
Total Operating Cost and Expenses	31,789	(12,189)	19,600	(1,832)	17,768
Operating Earnings	8,085	(6,191)	1,894	1,832	3,726
Net Interest expense	513	(225)	288	(181)	107
Net loss on debt extinguishment	1,351	—	1,351	(1,351)	—
Net foreign exchange loss (gain)	(8)	(17)	(25)	—	(25)
Other (income) expense, net	(34)	9	(25)	(10)	(35)
Earnings from Continuing Operations Before Taxes	6,263	(5,958)	305	3,374	3,679
Taxes on Earnings	300	(574)	(274)	1,187	913
Earnings from Continuing Operations	5,963	(5,384)	579	2,187	2,766

Diluted Earnings Per Common Share	$3.72	$(3.36)	$0.36	$1.38	$1.74

Notes:

1. Reflects the historical consolidated financial results for Abbott Laboratories in accordance with GAAP.

2. Reflects the discontinued operations of the AbbVie business.  This column includes the 2012 earnings reported in AbbVie’s Form 10-K except for corporate overhead costs and certain costs associated with transition services that will be provided by Abbott to AbbVie.  This column also includes other costs incurred by Abbott to separate AbbVie as well as an allocation of interest assuming a uniform ratio of consolidated debt to equity for all of Abbott’s historical operations in accordance with Accounting Standards Codification 205-20-45.  All Acquired in-Process Research and Development  (IPR&D) costs in Abbott’s historical 2012 consolidated statement of earnings relate to AbbVie and have been included in discontinued operations.

This column includes AbbVie’s 2012 earnings as its business was operated as part of Abbott prior to the distribution and is not meant to be representative of the actual results that would have been incurred had AbbVie operated as an independent, publicly-traded company in 2012.

3. This column includes the following:

• The specified items that were previously identified in Abbott’s earnings release dated January 23, 2013 and that do not relate to expenses included in the AbbVie Separation column.  The related tax effects reflect an adjustment of Abbott’s historical effective tax rate for discontinued operations.

• Intangible amortization expense.

• An adjustment on the Selling, general and administrative line to remove certain corporate costs that were transferred to AbbVie in the separation as well as certain information technology and other back office support costs that will be charged to AbbVie under transition services agreements.  The related tax effects have been included in Taxes on Earnings.

• An adjustment to interest expense to reflect Abbott’s capital structure after the redemption of $7.7 billion of long-term debt in the 4th quarter of 2012 and the separation of AbbVie.  The related tax effects have been included in Taxes on Earnings.

Abbott Laboratories and Subsidiaries

Reconciliation of Non-GAAP Financial Information to

Abbott’s 2012 Historical Information Adjusted for Discontinued Operations

Quarter Ended March 31, 2012

(dollars in millions, except per share data - unaudited)

					Adjusted for
					Discontinued
			Historical		Operations
		AbbVie	Adjusted for	Specified	and Excluding
	Historical	Separation	Discontinued	Items	Specified
	(Note 1)	(Note 2)	Operations	(Note 3)	Items
Net Sales	$9,457	(4,173)	$5,284	—	$5,284
Cost of products sold, excluding amortization expense	3,336	(977)	2,359	(27)	2,332
Amortization of intangible assets	389	(180)	209	(209)	—
Research & development	1,006	(643)	363	—	363
Acquired in-process and collaborations research and development	150	(150)	—	—	—
Selling, general and administrative	3,000	(1,157)	1,843	(125)	1,718
Total Operating Cost and Expenses	7,881	(3,107)	4,774	(361)	4,413
Operating Earnings	1,576	(1,066)	510	361	871
Net Interest expense	109	(44)	65	(39)	26
Net foreign exchange loss (gain)	25	(10)	15	—	15
Other (income) expense, net	(71)	38	(33)	—	(33)
Earnings from Continuing Operations Before Taxes	1,513	(1,050)	463	400	863
Taxes on Earnings	271	(159)	112	106	218
Earnings from Continuing Operations	1,242	(891)	351	294	645

Diluted Earnings Per Common Share	$0.78	$(0.56)	$0.22	$0.18	$0.40

Notes:

1. Reflects the historical consolidated financial results for Abbott Laboratories in accordance with GAAP.

2. Reflects the discontinued operations of the AbbVie business.  This column includes the 2012 earnings reported in AbbVie’s Form 10 except for corporate overhead costs and certain costs associated with transition services that will be provided by Abbott to AbbVie.  This column also includes other costs incurred by Abbott to separate AbbVie as well as an allocation of interest assuming a uniform ratio of consolidated debt to equity for all of Abbott’s historical operations in accordance with Accounting Standards Codification 205-20-45.  All Acquired in-Process Research and Development  (IPR&D) costs in Abbott’s historical 2012 consolidated statement of earnings relate to AbbVie and have been included in discontinued operations.

This column includes AbbVie’s 2012 earnings as its business was operated as part of Abbott prior to the distribution and is not meant to be representative of the actual results that would have been incurred had AbbVie operated as an independent, publicly-traded company in 2012.

3. This column includes the following:
• The specified items that were previously identified in Abbott’s earnings release dated April 18, 2012 and that do not relate to expenses included in the AbbVie Separation column.  The related tax effects reflect an adjustment of Abbott’s historical effective tax rate for discontinued operations.

• Intangible amortization expense.

• An adjustment on the Selling, general and administrative line to remove certain corporate costs that were transferred to AbbVie in the separation as well as certain information technology and other back office support costs that will be charged to AbbVie under transition services agreements.  The related tax effects have been included in Taxes on Earnings.

• An adjustment to interest expense to reflect Abbott’s capital structure after the redemption of $7.7 billion of long-term debt in the 4th quarter of 2012 and the separation of AbbVie.  The related tax effects have been included in Taxes on Earnings.

Abbott Laboratories and Subsidiaries

Reconciliation of Non-GAAP Financial Information to

Abbott’s 2012 Historical Information Adjusted for Discontinued Operations

Quarter Ended June 30, 2012

(dollars in millions, except per share data - unaudited)

					Adjusted for
					Discontinued
			Historical		Operations
		AbbVie	Adjusted for	Specified	and Excluding
	Historical	Separation	Discontinued	Items	Specified
	(Note 1)	(Note 2)	Operations	(Note 3)	Items
Net Sales	$9,807	(4,494)	$5,313	—	$5,313
Cost of products sold, excluding amortization expense	3,267	(897)	2,370	(25)	2,345
Amortization of intangible assets	370	(175)	195	(195)	—
Research & development	1,011	(641)	370	(3)	367
Acquired in-process and collaborations research and development	110	(110)	—	—	—
Selling, general and administrative	2,945	(1,131)	1,814	(120)	1,694
Total Operating Cost and Expenses	7,703	(2,954)	4,749	(343)	4,406
Operating Earnings	2,104	(1,540)	564	343	907
Net Interest expense	107	(43)	64	(34)	30
Net foreign exchange loss (gain)	(14)	(11)	(25)	—	(25)
Other (income) expense, net	8	(13)	(5)	—	(5)
Earnings from Continuing Operations Before Taxes	2,003	(1,473)	530	377	907
Taxes on Earnings	278	(159)	119	99	218
Earnings from Continuing Operations	1,725	(1,314)	411	278	689

Diluted Earnings Per Common Share	$1.08	$(0.82)	$0.26	$0.17	$0.43

Notes:

1. Reflects the historical consolidated financial results for Abbott Laboratories in accordance with GAAP.

2. Reflects the discontinued operations of the AbbVie business.  This column includes the 2012 earnings reported in AbbVie’s Form 10 except for corporate overhead costs and certain costs associated with transition services that will be provided by Abbott to AbbVie.  This column also includes other costs incurred by Abbott to separate AbbVie as well as an allocation of interest assuming a uniform ratio of consolidated debt to equity for all of Abbott’s historical operations in accordance with Accounting Standards Codification 205-20-45.  All Acquired in-Process Research and Development  (IPR&D) costs in Abbott’s historical 2012 consolidated statement of earnings relate to AbbVie and have been included in discontinued operations.

This column includes AbbVie’s 2012 earnings as its business was operated as part of Abbott prior to the distribution and is not meant to be representative of the actual results that would have been incurred had AbbVie operated as an independent, publicly-traded company in 2012.

3. This column includes the following:
• The specified items that were previously identified in Abbott’s earnings release dated July 18, 2012 and that do not relate to expenses included in the AbbVie Separation column.  The related tax effects reflect an adjustment of Abbott’s historical effective tax rate for discontinued operations.

• Intangible amortization expense.

• An adjustment on the Selling, general and administrative line to remove certain corporate costs that were transferred to AbbVie in the separation as well as certain information technology and other back office support costs that will be charged to AbbVie under transition services agreements.  The related tax effects have been included in Taxes on Earnings.

• An adjustment to interest expense to reflect Abbott’s capital structure after the redemption of $7.7 billion of long-term debt in the 4th quarter of 2012 and the separation of AbbVie.  The related tax effects have been included in Taxes on Earnings.

Abbott Laboratories and Subsidiaries

Reconciliation of Non-GAAP Financial Information to

Abbott’s 2012 Historical Information Adjusted for Discontinued Operations

Quarter Ended September 30, 2012

(dollars in millions, except per share data - unaudited)

					Adjusted for
					Discontinued
			Historical		Operations
		AbbVie	Adjusted for	Specified	and Excluding
	Historical	Separation	Discontinued	Items	Specified
	(Note 1)	(Note 2)	Operations	(Note 3)	Items
Net Sales	$9,773	(4,508)	$5,265	—	$5,265
Cost of products sold, excluding amortization expense	3,369	(880)	2,489	(133)	2,356
Amortization of intangible assets	329	(134)	195	(195)	—
Research & development	1,164	(813)	351	(5)	346
Selling, general and administrative	2,922	(1,002)	1,920	(262)	1,658
Total Operating Cost and Expenses	7,784	(2,829)	4,955	(595)	4,360
Operating Earnings	1,989	(1,679)	310	595	905
Net Interest expense	134	(46)	88	(62)	26
Net foreign exchange loss (gain)	(6)	(6)	(12)	—	(12)
Other (income) expense, net	(11)	14	3	—	3
Earnings from Continuing Operations Before Taxes	1,872	(1,641)	231	657	888
Taxes on Earnings	(71)	(37)	(108)	330	222
Earnings from Continuing Operations	1,943	(1,604)	339	327	666

Diluted Earnings Per Common Share	$1.21	$(1.00)	$0.21	$0.21	$0.42

Notes:

1. Reflects the historical consolidated financial results for Abbott Laboratories in accordance with GAAP.

2. Reflects the discontinued operations of the AbbVie business.  This column includes the 2012 earnings reported in AbbVie’s Form 10 except for corporate overhead costs and certain costs associated with transition services that will be provided by Abbott to AbbVie.  This column also includes other costs incurred by Abbott to separate AbbVie as well as an allocation of interest assuming a uniform ratio of consolidated debt to equity for all of Abbott’s historical operations in accordance with Accounting Standards Codification 205-20-45.

This column includes AbbVie’s 2012 earnings as its business was operated as part of Abbott prior to the distribution and is not meant to be representative of the actual results that would have been incurred had AbbVie operated as an independent, publicly-traded company in 2012.

3. This column includes the following:
• The specified items that were previously identified in Abbott’s earnings release dated October 17, 2012 and that do not relate to expenses included in the AbbVie Separation column.  The related tax effects reflect an adjustment of Abbott’s historical effective tax rate for discontinued operations.

• Intangible amortization expense.

• An adjustment on the Selling, general and administrative line to remove certain corporate costs that were transferred to AbbVie in the separation as well as certain information technology and other back office support costs that will be charged to AbbVie under transition services agreements.  The related tax effects have been included in Taxes on Earnings.

• An adjustment to interest expense to reflect Abbott’s capital structure after the redemption of $7.7 billion of long-term debt in the 4th quarter of 2012 and the separation of AbbVie.  The related tax effects have been included in Taxes on Earnings.

Abbott Laboratories and Subsidiaries

Reconciliation of Non-GAAP Financial Information to

Abbott’s 2012 Historical Information Adjusted for Discontinued Operations

Quarter Ended December 31, 2012

(dollars in millions, except per share data - unaudited)

					Adjusted for
					Discontinued
			Historical		Operations
		AbbVie	Adjusted for	Specified	and Excluding
	Historical	Separation	Discontinued	Items	Specified
	(Note 1)	(Note 2)	Operations	(Note 3)	Items
Net Sales	$10,837	(5,205)	$5,632	—	$5,632
Cost of products sold, excluding amortization expense	3,729	(1,130)	2,599	(52)	2,547
Amortization of intangible assets	331	(135)	196	(196)	—
Research & development	1,141	(681)	460	(77)	383
Acquired in-process and collaborations research and development	28	(28)	—	—	—
Selling, general and administrative	3,193	(1,325)	1,868	(208)	1,660
Total Operating Cost and Expenses	8,422	(3,299)	5,123	(533)	4,590
Operating Earnings	2,415	(1,906)	509	533	1,042
Net Interest expense	163	(92)	71	(46)	25
Net loss on debt extinguishment	1,351	—	1,351	(1,351)	—
Net foreign exchange loss (gain)	(12)	10	(2)	—	(2)
Other (income) expense, net	39	(30)	9	(10)	(1)
Earnings from Continuing Operations Before Taxes	874	(1,794)	(920)	1,940	1,020
Taxes on Earnings	(179)	(219)	(398)	652	254
Earnings from Continuing Operations	1,053	(1,575)	(522)	1,288	766

Diluted Earnings Per Common Share	$0.66	$(0.99)	$(0.33)	$0.81	$0.48

Notes:

1. Reflects the historical consolidated financial results for Abbott Laboratories in accordance with GAAP.

2. Reflects the discontinued operations of the AbbVie business.  This column includes the 2012 earnings reported in AbbVie’s Form 10-K except for corporate overhead costs and certain costs associated with transition services that will be provided by Abbott to AbbVie.  This column also includes other costs incurred by Abbott to separate AbbVie as well as an allocation of interest assuming a uniform ratio of consolidated debt to equity for all of Abbott’s historical operations in accordance with Accounting Standards Codification 205-20-45.  All Acquired in-Process Research and Development  (IPR&D) costs in Abbott’s historical 2012 consolidated statement of earnings relate to AbbVie and have been included in discontinued operations.

This column includes AbbVie’s 2012 earnings as its business was operated as part of Abbott prior to the distribution and is not meant to be representative of the actual results that would have been incurred had AbbVie operated as an independent, publicly-traded company in 2012.

3. This column includes the following:
• The specified items that were previously identified in Abbott’s earnings release dated January 23, 2013 and that do not relate to expenses included in the AbbVie Separation column.  The related tax effects reflect an adjustment of Abbott’s historical effective tax rate for discontinued operations.

• Intangible amortization expense.

• An adjustment on the Selling, general and administrative line to remove certain corporate costs that were transferred to AbbVie in the separation as well as certain information technology and other back office costs that will be charged to AbbVie under transition services agreements.  The related tax effects have been included in Taxes on Earnings.

• An adjustment to interest expense to reflect Abbott’s capital structure after the redemption of $7.7 billion of long-term debt in the 4th quarter of 2012 and the Separation of AbbVie.  The related tax effects have been included in Taxes on Earnings.